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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): AUGUST 15, 2002

                                   CONOCO INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                      1-14521                51-0370352
(State or other jurisdiction of         (Commission           (I.R.S. Employer
         incorporation)                 File Number)         Identification No.)


                          600 NORTH DAIRY ASHFORD ROAD
                              HOUSTON, TEXAS 77079
             (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (281) 293-1000
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ITEM 5.  OTHER EVENTS

         On August 15, 2002, Conoco Inc. announced that its direct stock purchase and dividend reinvestment plan, CONOCO CONNECTION, will be suspended on August 16, 2002 in connection with the merger between Conoco and Phillips Petroleum Company. The press release is attached to this report as exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits

         99.1  --  Press release dated August 15, 2002
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CONOCO INC.



                                      By:        /s/ Robert W. Goldman
                                         ---------------------------------------
                                         Name:   Robert W. Goldman
                                         Title:  Senior Vice President, Finance,
                                                 and Chief Financial Officer


Date:  August 16, 2002
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                                 EXHIBIT INDEX


         EXHIBIT NO.     DESCRIPTION
         -----------     -----------

            99.1     --  Press release dated August 15, 2002